Exhibit 99.3B

Supplemental Non-US GAAP Financial Measures
March 25, 2021
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures.
Presentation
This document presents the Company's three business segments, Engineered Materials, Acetate Tow and Acetyl Chain.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document Library page of our website, investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Financial Information/Financial Document Library page of our website, investors.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.
Definitions
•Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
•Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.
•Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.
•Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.
Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our GAAP effective tax rate to the adjusted tax rate.
•Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our methanol joint venture, Fairway Methanol LLC ("Fairway"). We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
•Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.
•Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our stockholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:
•Net sales for each of our business segments.
•Cash dividends received from our equity investments.
•For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.
Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	2018	2017	2016	2015	2014	2013	2012	2011
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	1,207	843	900	304	624	1,101	372	427
(Earnings) loss from discontinued operations	5	13	2	2	7	—	4	(1)
Interest income	(6)	(2)	(2)	(1)	(1)	(1)	(2)	(3)
Interest expense	125	122	120	119	147	172	185	221
Refinancing expense	1	—	6	—	29	1	3	3
Income tax provision (benefit)	292	213	122	201	314	508	(55)	41
Certain Items attributable to Celanese Corporation (Table 8)	228	167	130	611	148	(725)	455	405
Adjusted EBIT	1,852	1,356	1,278	1,236	1,268	1,056	962	1,093
Depreciation and amortization expense(1)	316	303	288	279	290	302	300	287
Operating EBITDA	2,168	1,659	1,566	1,515	1,558	1,358	1,262	1,380

	2018	2017	2016	2015	2014	2013	2012	2011
	(In $ millions)
Engineered Materials	1	—	—	—	—	—	—	3
Acetate Tow	19	—	1	10	—	—	6	8
Acetyl Chain	7	2	—	68	2	3	2	—
Other Activities(2)	—	—	1	—	—	—	—	—
Accelerated depreciation and amortization expense	27	2	2	78	2	3	8	11
Depreciation and amortization expense(1)	316	303	288	279	290	302	300	287
Total depreciation and amortization expense	343	305	290	357	292	305	308	298
______________________________
(1)Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.
(2)Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2018		2017		2016		2015		2014
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	460	17.7%	412	18.6%	377	24.3%	264	18.4%	187	11.8%
Acetate Tow	130	20.0%	189	28.3%	276	33.6%	233	27.1%	336	32.5%
Acetyl Chain(1)	1,024	25.3%	509	15.1%	444	14.2%	67	1.9%	586	13.6%
Other Activities(2)	(280)		(253)		(163)		(179)		(204)
Total	1,334	18.6%	857	14.0%	934	17.3%	385	6.8%	905	13.3%
Less: Net Earnings (Loss) Attributable to NCI(1)	6		6		6		(19)		(4)
Operating Profit (Loss) Attributable to Celanese Corporation	1,328	18.6%	851	13.9%	928	17.2%	404	7.1%	909	13.4%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	460	17.7%	412	18.6%	377	24.3%	264	18.4%	187	11.8%
Acetate Tow	130	20.0%	189	28.3%	276	33.6%	233	27.1%	336	32.5%
Acetyl Chain(1)	1,018	25.2%	503	14.9%	438	14.0%	86	2.5%	590	13.7%
Other Activities(2)	(280)		(253)		(163)		(179)		(204)
Total	1,328	18.6%	851	13.9%	928	17.2%	404	7.1%	909	13.4%
Equity Earnings and Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	219	(3)	171		125		153		170
Acetate Tow	116		107		107		106		115
Acetyl Chain	8		6		7		7		21
Other Activities(2)	15		10		22		14		52
Total	358		294		261		280		358
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	—		—		(1)		—		54
Acetate Tow	—		—		—		—		32
Acetyl Chain	—		2		2		2		48
Other Activities(2)	(62)		42		(42)		(61)		(281)
Total	(62)		44		(41)		(59)		(147)
Certain Items Attributable to Celanese Corporation (Table 8)
Engineered Materials	15		16		8		11		(59)
Acetate Tow	27		5		5		41		(46)
Acetyl Chain	(4)		64		7		403		(48)
Other Activities(2)	190		82		110		156		301
Total	228		167		130		611		148
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	694	26.8%	599	27.1%	509	32.8%	428	29.8%	352	22.2%
Acetate Tow	273	42.1%	301	45.1%	388	47.3%	380	44.1%	437	42.3%
Acetyl Chain	1,022	25.3%	575	17.1%	454	14.5%	498	14.2%	611	14.2%
Other Activities(2)	(137)		(119)		(73)		(70)		(132)
Total	1,852	25.9%	1,356	22.1%	1,278	23.7%	1,236	21.8%	1,268	18.6%
___________________________
(1)Net earnings (loss) attributable to NCI is included within the Acetyl Chain segment.
(2)Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).
(3)Includes $218 million of Equity in net earnings (loss) of affiliates and $1 million of Other income.

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2018		2017		2016		2015		2014
	(In $ millions, except percentages)
Depreciation and Amortization Expense(1)
Engineered Materials	125		111		95		103		111
Acetate Tow	39		41		41		46		38
Acetyl Chain	141		141		141		119		129
Other Activities(2)	11		10		11		11		12
Total	316		303		288		279		290
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	819	31.6%	710	32.1%	604	38.9%	531	37.0%	463	29.2%
Acetate Tow	312	48.1%	342	51.2%	429	52.3%	426	49.5%	475	46.0%
Acetyl Chain	1,163	28.8%	716	21.2%	595	19.0%	617	17.6%	740	17.2%
Other Activities(2)	(126)		(109)		(62)		(59)		(120)
Total	2,168	30.3%	1,659	27.0%	1,566	29.1%	1,515	26.7%	1,558	22.9%
___________________________
(1)Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.
(2)Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	2018		2017		2016		2015		2014		2013		2012		2011
		per share		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,212	8.95	856	6.19	902	6.19	306	2.01	631	4.04	1,101	6.91	376	2.35	426	2.68
Income tax provision (benefit)	292		213		122		201		314		508		(55)		41
Earnings (loss) from continuing operations before tax	1,504		1,069		1,024		507		945		1,609		321		467
Certain Items attributable to Celanese Corporation (Table 8)	228		167		130		611		148		(725)		455		405
Refinancing and related expenses	1		—		6		—		29		1		8		3
Adjusted earnings (loss) from continuing operations before tax	1,733		1,236		1,160		1,118		1,122		885		784		875
Income tax (provision) benefit on adjusted earnings(1)	(243)		(198)		(197)		(201)		(236)		(168)		(133)		(158)
Adjusted earnings (loss) from continuing operations(2)	1,490	11.00	1,038	7.51	963	6.61	917	6.02	886	5.67	717	4.50	651	4.07	717	4.51
	Diluted shares (in millions)(3)
Weighted average shares outstanding	134.3		137.9		144.9		150.8		155.0		158.8		158.4		156.2
Incremental shares attributable to equity awards	1.1		0.4		0.8		1.5		1.2		0.5		1.4		2.7
Total diluted shares	135.4		138.3		145.7		152.3		156.2		159.3		159.8		158.9
______________________________
(1)Calculated using adjusted effective tax rates (Table 3a) as follows:

	2018	2017	2016	2015	2014	2013	2012	2011
	(In percentages)
Adjusted effective tax rate	14	16	17	18	21	19	17	18
(2)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
2018	(3.9)	6.7
2017	10.5	7.3
2016	6.9	7.3
2015	(2.5)	7.8
2014	12.7	8.2
2013	7.9	8.0
2012	13.1	8.1
2011	7.6	8.1
(3)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Actual
	2018	2017	2016	2015	2014	2013	2012	2011
	(In percentages)
US GAAP effective tax rate	19	20	12	41	33	32	(17)	9
Discrete quarterly recognition of GAAP items(1)	—	(11)	1	2	(6)	(6)	(7)	2
Tax impact of other charges and adjustments(2)	—	1	3	(15)	—	—	29	8
Utilization/generation of foreign tax credits	—	20	—	(2)	(3)	(5)	16	—
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	(5)	(13)	2	(5)	(3)	(1)	(3)	—
Other(4)	—	(1)	(1)	(3)	—	(1)	(1)	(1)
Adjusted tax rate	14	16	17	18	21	19	17	18
______________________________
(1)Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items (Table 8), which are excluded from pre-tax income for adjusted earnings per share purposes.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Tax impacts related to full-year forecasted tax opportunities and related costs.

Table 4
Net Sales by Segment - Unaudited

	2018	2017	2016	2015	2014
	(In $ millions)
Engineered Materials	2,593	2,213	1,552	1,434	1,586
Acetate Tow	649	668	821	861	1,033
Acetyl Chain	4,042	3,371	3,132	3,503	4,306
Intersegment eliminations(2)	(129)	(112)	(116)	(124)	(123)
Net sales	7,155	6,140	5,389	5,674	6,802
___________________________
(1)Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).
(2)Includes intersegment sales primarily related to the Acetyl Chain.

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	2018	2017	2016	2015	2014
	(In $ millions)
Net cash provided by (used in) investing activities	(507)	(549)	(439)	(558)	(705)
Net cash provided by (used in) financing activities	(1,165)	(351)	(759)	(66)	(415)

Net cash provided by (used in) operating activities	1,558	803	893	862	962
Capital expenditures on property, plant and equipment	(337)	(267)	(246)	(520)	(678)
Capital (distributions to) contributions from NCI	(23)	(27)	(24)	214	264
Free cash flow(1)(2)	1,198	509	623	556	548
______________________________
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our joint venture, Fairway Methanol LLC ("Fairway").
(2)Excludes required debt service and finance lease payments of $63 million, $27 million, $56 million, $25 million and $24 million for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Table 6
Cash Dividends Received - Unaudited

	2018	2017	2016	2015	2014
	(In $ millions)
Dividends from equity method investments	221	131	131	176	148
Dividends from equity investments without readily determinable fair values	117	108	108	107	116
Total	338	239	239	283	264

Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	2018	2017	2016	2015	2014
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	561	326	118	513	137
Long-term debt, net of unamortized deferred financing costs	2,970	3,315	2,890	2,468	2,586
Total debt	3,531	3,641	3,008	2,981	2,723
Cash and cash equivalents	(439)	(576)	(638)	(967)	(780)
Net debt	3,092	3,065	2,370	2,014	1,943

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	2018	2017	2016	2015	2014	2013	2012	2011	Income Statement Classification
	(In $ millions)
Plant/office closures	19	58	4	48	6	43	21	18	Cost of sales / SG&A / R&D / Other (charges) gains, net / Gain (loss) on disposition of businesses and assets, net
Asset impairments	—	—	6	165	5	83	8	—	Cost of sales / R&D / Other (charges) gains, net
Mergers and acquisitions	33	35	3	—	—	—	—	—	Cost of sales / SG&A / Other income (expense), net
Actuarial (gain) loss on pension and postretirement plans	166	46	102	127	349	(106)	389	306	Cost of sales / SG&A / Non-operating pension and other postretirement employee benefit (expense) income
Restructuring	9	9	19	77	(140)	(40)	15	30	Cost of sales / SG&A / Other (charges) gains, net / Non-operating pension and other postretirement employee benefit (expense) income
Impact from natural disasters(1)	—	11	—	—	—	—	—	—	Cost of sales
InfraServ ownership change	—	8	—	—	—	—	—	—	Other (charges) gains, net / Equity in net earnings (loss) of affiliates
InfraServ debt restructuring	—	—	—	—	(48)	—	(22)	—	Equity in net earnings (loss) of affiliates
Singapore contract termination	—	—	—	174	—	—	—	—	Other (charges) gains, net
Commercial disputes(2)	—	—	(2)	6	(11)	12	(7)	(13)	Cost of sales / Other (charges) gains, net
Start-up costs(3)	—	—	2	10	—	—	—	—	Cost of sales
Kelsterbach plant relocation	—	—	—	—	(1)	(727)	21	55	Gain (loss) on disposition of businesses and assets, net
Acetate production interruption costs	—	—	—	—	—	—	10	—	Cost of sales
Other	1	—	(4)	4	(12)	10	20	9	Cost of sales / SG&A / Gain (loss) on disposition, net / Equity in net earnings (loss) of affiliates
Certain Items attributable to Celanese Corporation	228	167	130	611	148	(725)	455	405
______________________________
(1)Primarily associated with Hurricane Harvey.
(2)Primarily associated with litigation settlement costs.
(3)Primarily associated with Fairway joint venture operational start-up costs.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2018			2017			2016
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,207			843			900

Adjusted EBIT (Table 1)			1,852			1,356			1,278
Adjusted effective tax rate (Table 3a)			14%			16%			17%
Adjusted EBIT tax effected			1,593			1,139			1,061

	2018	2017	Average	2017	2016	Average	2016	2015	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	561	326	444	326	118	222	118	513	316
Long-term debt, net of unamortized deferred financing costs	2,970	3,315	3,143	3,315	2,890	3,103	2,890	2,468	2,679
Celanese Corporation stockholders' equity	2,984	2,887	2,936	2,887	2,588	2,738	2,588	2,378	2,483
Invested capital			6,523			6,063			5,478

Return on invested capital (adjusted)			24.4%			18.8%			19.4%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			18.5%			13.9%			16.4%

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2015			2014
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			304			624

Adjusted EBIT (Table 1)			1,236			1,268
Adjusted effective tax rate (Table 3a)			18%			21%
Adjusted EBIT tax effected			1,014			1,002

	2015	2014	Average	2014	2013	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	513	137	325	137	177	157
Long-term debt, net of unamortized deferred financing costs	2,468	2,586	2,527	2,586	2,863	2,725
Celanese Corporation stockholders' equity	2,378	2,818	2,598	2,818	2,699	2,759
Invested capital			5,450			5,641

Return on invested capital (adjusted)			18.6%			17.8%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			5.6%			11.1%